UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   May 6, 2008
                                                      ---------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

           NEVADA                   333-68570             42-1523809
     -----------------           ----------------   --------------------
(State or other jurisdiction      (Commission File      (IRS Employer
  of incorporation)                   Number)        Identification Number)


                    1701 38th Ave. West, Spencer, Iowa 51301
       ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191

                                                      --------------







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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On May 6, 2008, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Anncounces Conference Call".

The press release announced that the registrant will hold a conference call on May 15, 2008 at 11:00 a.m. (EST). The registrant's CFO and new President are scheduled to address the registrant's second quarter numbers, which will be released after the close of the market on May 14, 2008.

Those wishing to participate in the call may do so by dialing
1-800-762-9441 approximately ten minutes prior to the event and use Conference ID number 3876406.

The text of this press release can be reviewed in its entirety under the attached Exhibit 99.32.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

99.32  Press release dated May 6, 2008.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYCLE COUNTRY ACCESSORIES CORP.

Date   May 6, 2008
    ----------------------

                                    By: /s/  Jeffrey M. Tetzlaff
                                        --------------------------
                                            Jeffrey M. Tetzlaff
                                            Principal Executive Officer,
                                            President and Director






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